EX-99.1


(Official Form 1) (01/08)


United States Bankruptcy Court
Southern District of New York

Voluntary Petition


Name of Debtor (if individual, enter Last, First, Middle):
Lehman Brothers Special Financing Inc.

All Other Names used by the Debtor in the last 8 years
(include married, maiden, and trade names):


Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all):
EIN # 11-2751029

Street Address of Debtor (No. and Street, City, and State):
745 Seventh Avenue
New York, New York                                 ZIP CODE  10019

County of Residence or of the Principal Place of Business: New York


Mailing Address of Debtor (if different from street address): N/A

                                                    ZIP CODE
          ------------------------------------------------------------

Name of Joint Debtor (Spouse) (Last, First, Middle):
N/A

All Other Names used by the Joint Debtor in the last 8 years
(include married, maiden, and trade names): N/A


Last four digits of Soc. Sec. or Individual-Taxpayer I.D. (ITIN) No./Complete EIN (if more than one, state all): N/A


Street Address of Joint Debtor (No. and Street, City, and State): N/A

                                                    ZIP CODE

County of Residence or of the Principal Place of Business: N/A


Mailing Address of Joint Debtor (if different from street address): N/A

                                                    ZIP CODE

Location of Principal Assets of Business Debtor (if different from street address above):

                                                    ZIP CODE
--------------------------------------------------------------------------------

Type of Debtor
(Form of Organization)
(Check one box.)

|_| Individual (includes Joint Debtors) See Exhibit D on page 2 of this form. |X| Corporation (includes LLC and LLP)
|_|  Partnership
|_| Other (If debtor is not one of the above entities, check this box and state type of entity below.)


Nature of Business
(Check one box.)

|_|  Health Care Business
|_|  Single Asset Real Estate as defined in 11 U.S.C. Section 101(51B)
|_|  Railroad
|_|  Stockbroker
|_|  Commodity Broker
|_|  Clearing Bank
|X|  Other

Financial Services
(Check box, if applicable.)
|_| Debtor is a tax-exempt organization under Title 26 of United States Code (Internal Revenue Code).


Chapter of Bankruptcy Code Under Which
the Petition is Filed (Check one box)

| |  Chapter 7
|_|  Chapter 9
|X|  Chapter 11
|_|  Chapter 12
|_|  Chapter 13
|_| Chapter 15 Petition for Recognition of a Foreign Main Proceeding |_| Chapter 15 Petition for Recognition of a Foreign Nonmain Proceeding


Nature of Debts
(Check one box)

|_| Debts are primarily consumer debts, defined in 11 U.S.C. Section 101(8) as "incurred by an individual primarily for a personal, family, or household purpose."
|X|  Debts are primarily business debts.


--------------------------------------------------------------------------------


Filing Fee (Check one box)

|X|  Full Filing Fee attached
|_| Filing Fee to be paid in installments (applicable to individuals only) Must attach signed application for the court's consideration certifying that the debtor is unable to pay fee except in installments. Rule 1006(b). See Official Form 3A.
|_| Filing Fee waiver requested (applicable to chapter 7 individuals only). Must attach signed application for the court's consideration. See Official Form 3B.

--------------------------------------------------------------------------------

Chapter 11 Debtors

Check one box:

|_| Debtor is a small business debtor as defined in 11 U.S.C. Section 101(51D). |X| Debtor is not a small business debtor as defined in 11 U.S.C. Section
     101(51D).

Check if:

|_| Debtor's aggregate noncontingent liquidated debts (excluding debts owed to insiders or affiliates) are less than $2,190,000.

          ------------------------------------------------------------

Check all applicable boxes:

|_|  A plan is being filed with this petition.
|_| Acceptances of the plan were solicited prepetition from one or more classes of creditors, in accordance with 11 U.S.C. Section 1126(B).

--------------------------------------------------------------------------------

  Statistical/Administrative Information

|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
| | Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

--------------------------------------------------------------------------------

Estimated Number of Creditors(Consolidated with affiliates)

1-    50-   100-  200-  1,000-   5,001-   10,001-  25,001  50,001-   OVER
49    99    199   999   5,000    10,000   25,000   50,000  100,000   100,000
|_|   |_|   |_|   |_|    |_|      |_|      | |       |_|     |_|       |X|



Estimated Assets(Consolidated with affiliates)
|_|$0 to   |_|$50,001 to |_|$100,001 to |_|$500,001 to |_|$1,000,001 to
   $50,000    $100,000      $500,000       $1 million     $10 million



Estimated Assets(Consolidated with affiliates) (continued)
|_|$10,000,001 |_|$50,000,001 to |_|$100,000,001 to |_|$500,000,001 to |X|More than
 to $50 million   $100 million      $500 million       $1 billion         $1 billion




Estimated Liabilities(Consolidated with affiliates)

|_|$0 to   |_|$50,001 to |_|$100,001 to |_|$500,001 to |_|$1,000,001 to
   $50,000    $100,000      $500,000       $1 million     $10 million


Estimated Liabilities(Consolidated with affiliates) (continued)

|_|$10,000,001 |_|$50,000,001 to |_|$100,000,001 to |_|$500,000,001 to |X|More than
to $50 million  $100 million      $500 million       $1 billion         $1 billion



THIS SPACE IS FOR COURT USE ONLY


(page)


(Official Form 1) (01/08)

Form B1, Page 2


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s): Lehman Brothers Special Financing Inc.

--------------------------------------------------------------------------------
All Prior Bankruptcy Case Filed Within Last 8 Years (If more than two, attach additional sheet.)
--------------------------------------------------------------------------------

Location
Where Filed: N/A


Case Number: N/A


Date Filed: N/A


Location
Where Filed: N/A


Case Number: N/A


Date Filed: N/A


--------------------------------------------------------------------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this
Debtor (If more than one, attach additional sheet.)
--------------------------------------------------------------------------------

Name of Debtor: (see schedule 1 attached hereto)


Case Number:


Date Filed:


District:


Relationship:


Judge: Peck


--------------------------------------------------------------------------------
Exhibit A

(To be completed if debtor is required to file periodic reports (e.g., forms 10K and 10Q) with the Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and is requesting relief under chapter 11.)

| |  Exhibit A is attached and made a part of this petition.

--------------------------------------------------------------------------------
Exhibit B
(To be completed if debtor is an individual whose debts are primarily consumer debts.)

I, the attorney for the petitioner named in the foregoing petition, declare that I have informed the petitioner that [he or she] may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, and have explained the relief available under each such chapter. I further certify that I have delivered to the debtor the notice required by Section 342(b).

X
Signature of Attorney for Debtor(s)                  Date

--------------------------------------------------------------------------------
Exhibit C

Does the debtor own or have possession of any property that poses or is alleged to pose a threat of imminent and identifiable harm to public health or safety?


|_| Yes, and Exhibit C is attached and made a part of this petition. |X| No. (see exhibit attached hereto)

--------------------------------------------------------------------------------
Exhibit D
NOT APPLICABLE

(To be completed by every individual debtor. If a joint petition is filed, each spouse must complete and attach a separate Exhibit D.)

|_| Exhibit D completed and signed by the debtor is attached and made a part of this petition.

If this is a joint petition:

|_| Exhibit D also completed and signed by the joint debtor is attached and made a part of this petition.

--------------------------------------------------------------------------------
Information Regarding the Debtor - Venue
(Check any applicable box.)

|X| Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.

|X| There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

|_| Debtor is a debtor in a foreign proceeding and has its principal place of business or principal assets in the United States in this District, or has no principal place of business or assets in the United States but is a defendant in an action or proceeding [in a federal or state court] in this District, or the interests of the parties will be served in regard to the relief sought in this District.


--------------------------------------------------------------------------------
Certification by a Debtor Who Resides as a Tenant of Residential Property
(Check all applicable boxes)
NOT APPLICABLE

|_| Landlord has a judgment against the debtor for possession of debtor's residence. (If box checked, complete the following.)


        (Name of landlord that obtained judgment)

        (Address of landlord)


|_| Debtor claims that under applicable nonbankruptcy law, there are circumstances under which the debtor would be permitted to cure the entire monetary default that gave rise to the judgment for possession, after the judgment for possession was entered, and

|_| Debtor has included with this petition the deposit with the court of any rent that would become due during the 30-day period after the filing of the petition.

|_| Debtor certifies that he/she has served the Landlord with this certification. (11 U.S.C. Section 362(1)).

(page)


(Official Form 1) (01/08)

Form B1, Page 3


Voluntary Petition
(This page must be completed and filed in every case)


Name of Debtor(s): Lehman Brothers Special Financing Inc.

--------------------------------------------------------------------------------
Signatures
--------------------------------------------------------------------------------


Signature(s) of Debtor(s) (Individual/Joint)

I declare under penalty of perjury that the information provided in this petition is true and correct.

[If petitioner is an individual whose debts are primarily consumer debts and has chosen to file under chapter 7] I am aware that I may proceed under chapter 7, 11, 12 or 13 of title 11, United States Code, understand the relief available under each such chapter, and choose to proceed under chapter 7.
[If no attorney represents me and no bankruptcy petition preparer signs the petition] I have obtained and read the notice required by 11 U.S.C. Section 342(b).

I request relief in accordance with the chapter of title 11 United States Code, specified in this petition.


X
 Signature of Debtor

X
 Signature of Joint Debtor


 Telephone Number (if not represented by attorney)


 Date


--------------------------------------------------------------------------------
Signature of Attorney*

X /s/ Shai Y. Waisman
  Signature of Attorney for Debtor(s)

  Harvey R. Miller, Esq.
  Richard P. Krasnow, Esq.
  Lori R. Fife, Esq.
  Shai Y. Waisman, Esq.
  Jacqueline Marcus, Esq.
  Printed Name of Attorney for Debtor(s)

  Weil, Gotshal & Manges LLP
  Firm Name

  767 Fifth Avenue
  Address
  New York, New York 10153

  212-310-8000
  Telephone Number

  October 3, 2008
  Date

* In a case in which section 707(b)(4)(D) applies, this signature also constitutes a certification that the attorney has no knowledge after an inquiry that the information in the schedules is incorrect.

--------------------------------------------------------------------------------
Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information provided in this petition is true and correct, and that I have been authorized to file this petition on behalf of the debtor.

The debtor requests relief in accordance with the chapter of title 11, United States Code, specified in this petition.


X /s/ Bryan Marsal
  Signature of Authorized Individual

  Bryan Marsal
  Printed Name of Authorized Individual

  Chief Restructuring Officer
  Title of Authorized Individual

  October 3, 2008
  Date

--------------------------------------------------------------------------------
Signature of a Foreign Representative

I declare under penalty of perjury that the information provided in this petition is true and correct, that I am the foreign representative of a debtor in a foreign proceeding, and that I am authorized to file this petition.

(Check only one box.)

|_| I request relief in accordance with chapter 15 of title 11, United States Code. Certified copies of the documents required by 11 U.S.C. Section 1515 are attached.


|_| Pursuant to 11 U.S.C. Section 1511, I request relief in accordance with the chapter of title 11 specified in this petition. A certified copy of the order granting recognition of the foreign main proceeding is attached.

X
  (Signature of Foreign Representative)


  (Printed Name of Foreign Representative)


  Date


--------------------------------------------------------------------------------
Signature of Non-Attorney Bankruptcy Petition Preparer

I declare under penalty of perjury that: (1) I am a bankruptcy petition preparer as defined in 11 U.S.C. Section 110; (2) I prepared this document for compensation and have provided the debtor with a copy of this document and the notices and information required under 11 U.S.C. Subsection 110(b), 110(h), and 342(b); and (3) if rules or guidelines have been promulgated pursuant to 11 U.S.C. Section 110(h) setting a maximum fee for services chargeable by bankruptcy petition preparers, I have given the debtor notice of the maximum amount before preparing any document for filing for a debtor or accepting any fee from the debtor, as required in that section. Official Form 19B is attached.



  Printed Name and title, if any, of Bankruptcy Petition Preparer


  Social-Security Number (If the bankruptcy petition preparer is not an individual, state the Social-Security number of the officer, principal, responsible person or partner of the bankruptcy petition preparer.) (Required by 11 U.S.C Section 110.)


  Address


  X


  Date

  Signature of bankruptcy petition preparer or officer, principal, responsible person, or partner whose Social-Security number is provided above.

  Names and Social-Security numbers of all other individuals who prepared or assisted in preparing this document unless the bankruptcy petition preparer is not an individual:

  If more than one person prepared this document, attach additional sheets conforming to the appropriate official form for each person.


A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result in fines or imprisonment or both. 11 U.S.C. Section 110; 18 U.S.C. Section 156.


(page)


Schedule 1 to Chapter 11 Petition

        Each of the affiliated entities listed below (including the debtor in this chapter 11 case) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court").


Debtor Name                      Case No.          Date Filed               Relationship        Judge

Lehman Brothers Holdings         08-13555 (JMP)    September 15,2008        Indirect Parent      Peck
Inc.

LB 745 LLC                       08-13600 (JMP)    September 17, 2008       Affiliate            Peck

PAMI Statler Arms LLC            08-13664 (JMP)    September 23, 2008       Affiliate            Peck

Lehman Brothers                                                             Affiliate            Peck
Commodity Services Inc.

Lehman Brothers Finance                                                     Affiliate            Peck
SA



(page)


CERTIFICATE OF RESOLUTIONS

         I, Bryan Marsal, a duly authorized officer of Lehman Brothers
Special Financing Inc., a Delaware corporation (the "Company"), hereby certify that at a special meeting of the Board of Directors (the "Board") for the Company, duly called and held on October 3, 2008, the following resolutions were adopted in accordance with the requirements of the Delaware General Corporation Law and that these resolutions have not been modified or rescinded and are still in full force and effect as of the current date.

        RESOLVED, that in the judgment of the Board, it is desirable and in the best interests of the Company, its creditors, employees, and other interested parties that a petition be filed by the Company seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").

        RESOLVED, that each of the President, Chief Executive Officer,
Senior Vice President, Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer, Managing Director, and Assistance Controller (each such officer or designee being an "Authorized Person" and all being the "Authorized Persons") are hereby authorized, empowered and directed, in the name, and on behalf of the Company, to execute and verify petitions and amendments thereto under chapter 11 of the Bankruptcy Code (the "Chapter 11 Case") and to cause the same to be filed in the United States Bankruptcy Court for the Southern District of New York at such time or in such other jurisdiction as such Authorized Person executing the same shall determine.

        RESOLVED, that the law firm of Weil, Gotshal & Manges LLP is hereby engaged as attorneys for the Company under a general retainer in the Chapter 11 Case, subject to any requisite bankruptcy court approval.

        RESOLVED, that each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, and any employees or agents (including counsel) designated by or directed by any such officers, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to execute and file all petitions, schedules, motions, lists, applications, pleadings and other papers, and to take and perform any and all further acts and deeds which he or she deems necessary, proper or desirable in connection with the Chapter 11 Case, with a view to the successful prosecution of such case.

        RESOLVED, that each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, to engage and retain all assistance by legal counsel, accountants, financial advisors, restructuring advisors, and other professionals in connection with the Chapter 11 Case, with a view to the successful prosecution of such case.

        RESOLVED, that each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, and any employees or agents (including counsel) designated by or directed by any such officers, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of


(page)


the Company, to cause the Company to enter into, execute deliver, certify, file and/or record, and perform such agreements, instruments, motions, affidavits, applications for approvals or ruling of governmental or regulatory authorities, certificates or other documents, and to take such other action as in the judgment of such person shall be or become necessary, proper, and desirable to effectuate a successful reorganization of the business of the Company.

         RESOLVED, that in connection with the Chapter 11 Case, each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized and empowered on behalf of and in the name of the Company, to negotiate, execute, deliver, and perform or cause the performance of any notes, guarantees, security agreements, other agreements, consents, certificates or instruments as such person considers necessary, appropriate, desirable, or advisable to effectuate borrowings or other financial arrangements, such determination to be evidenced by such execution or taking of such action.

         RESOLVED, each Authorized Person, and such other officers of the Company as the Authorized Persons shall from time to time designate, be, and each hereby is, authorized, empowered and directed, in the name and on behalf of the Company, and any such actions heretofore taken by any of them are hereby ratified, confirmed and approved in all respects: (i) to negotiate, execute, deliver and/or file any and all of the agreements, documents and instruments referenced herein, and such other agreements, documents and instruments and assignments thereof as may be required or as such officers deem appropriate or advisable, or to cause the negotiation, execution and delivery thereof, in the name and on behalf of the Company, as the case may be, in such form and substance as such officers may approve, together with such changes and amendments to any of the terms and conditions thereof as such officers may approve, with the execution and delivery thereof on behalf of the Company by or at the direction of such officers to constitute evidence of such approval, (ii) to negotiate, execute, deliver and/or file, in the name and on behalf of the Company, any and all agreements, documents, certificates, consents, filings, and applications relating to the resolutions adopted and matters ratified or approved herein and the transactions contemplated thereby, and amendments and supplements to any of the foregoing, and to take such other action as may be required or as such officers deem appropriate or advisable in connection therewith, and (iii) to do such other things as may be required, or as may in their judgment be appropriate or advisable, in order to effectuate fully the resolutions adopted and matters ratified or approved herein and the consummation of the transactions contemplated hereby.


(page)


        RESOLVED, that, any and all past actions heretofore taken by officers of the Company in the name and on behalf of the Company in furtherance of any or all of the preceding resolutions be, and the same hereby are, ratified, confirmed, and approved.

IN WITNESS WHEREOF, I have set my hand this 3rd day of October, 2008.


/s/ Bryan Marsal
------------------
Signature

By: Bryan Marsal

Title: Chief Restructuring Officer


(page)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------- X
In re                                    :   Chapter 11 Case No.
                                         :
Lehman Brothers Special Financing Inc.,  :    08-______(JMP)
                                         :
        Debtor.                          :
                                         :
---------------------------------------- X


LIST OF CREDITORS HOLDING
THE THIRTY LARGEST UNSECURED CLAIMS^1

        Following is the list of creditors, as of September 15, 2008, holding the thirty (30) largest unsecured claims against the Debtor and its affiliates.^2

        The list of creditors has been prepared in accordance with Rule 1007(d) of the Federal Rules of Bankruptcy Procedure. This list does not include (i) persons who come within the definition of "insider" set forth in section 101
(31) of title 11 of the United States Code, or (ii) secured creditors unless the value of the collateral is such that the unsecured deficiency places the creditor among the holders of the thirty (30) largest unsecured claims. Please note that the list of creditors below consists of the top thirty (30) largest unsecured claims against Lehman Brothers Holdings Inc. and its debtor and non-debtor affiliates on a consolidated basis.


----------------------------------------------------------------------------------------------------------------
                                           (2)                    (3)             (4)              (5)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    Name of creditor and         Name, telephone number        Nature of      Indicate if       Estimated
      complete mailing            and complete mailing        claim (trade     claim is      amount of claim
   address, including zip      address, including zip code,    debt, bank     contingent,     as of September
            code                  of employee, agent or          loan,       unliquidated,     16, 2008 (if
                                 department of creditor        government      disputed,      secured also
                               familiar with claim who may     contract,     or subject to     state value of
                                      be contacted               etc.)           setoff^3       security)
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



1 Refer to list included with the chapter 11 petition of the Debtor's affiliate, Lehman Brothers Holdings Inc., Case No. 08-13555 (JMP).

2 The information herein shall not constitute an admission of liability by, nor is it binding on, the Debtor. Nothing herein shall affect the Debtor's right to challenge the amount or characterization of any claim as a later date. This list sets forth the creditors holding claims against the Debtor and its concolidated affiliates, including non-debtor affiliates. As soon as information regarding the creditors of the Debtor is available, an updated list will be filed.

3 All claims are subject to reconciliations, credits, and adjustments, which are not reflected on this list.


(page)


DECLARATION UNDER PENALTY OF PERJURY:

                 I, the undersigned authorized officer of Lehman Brothers

Special Financing Inc., named as the debtor in this case (the "Debtor"), declare under penalty of perjury that I have read the foregoing list of creditors holding the thirty (30) largest unsecured claims against the Debtor and that it is true and correct to the best of my information and belief.


 Dated: October 3, 2008

/s/ Bryan Marsal
Signature

By: Bryan Marsal

Title: Chief Restructuring Officer


(page)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------- X
In re                                    :   Chapter 11 Case No.
                                         :
Lehman Brothers Special Financing Inc.,  :    08-______(JMP)
                                         :
        Debtor.                          :
                                         :
---------------------------------------- X


LIST OF CREDITORS^1


        Contemporaneously herewith, the Debtor has filed a motion
(the "Applicability Motion") for an order directing that certain orders in the jointly administered chapter 11 cases of Lehman Brothers Holdings Inc. be made applicable to the Debtor's chapter 11 case. On September 15, 2008, Lehman Brothers Holdings Inc. filed a motion(2) requesting a waiver of the requirement for filing a list of creditors pursuant to sections 105(a), 342(a), and 521(a)
(1) of title 11 of the United States Code, Rules 1007(a) and 2002(a), (f), and
(1) of the Federal Rules of Bankruptcy Procedure, and Rule 1007-1 of the
Local Bankruptcy Rules for the Southern District of New York, and General Orders M-133, M-137, M-138, and M-192 of the United States Bankruptcy Court for the Southern District of New York. Upon entry of the order approving the Applicability Motion, the Debtor proposes to furnish its list of creditors to a claims and noticing agent to be engaged by the Debtor.

        The list of creditors will contain only those creditors whose names and addresses were maintained in the Debtor's database or were otherwise ascertainable by the Debtor. The schedule of liabilities to be subsequently filed should be consulted for a list of the Debtor's creditors that is comprehensive and current as of the date of the commencement of this case.


1 The information herein shall not constitute an admission of liability by, nor is it binding on, the Debtor.

2 The motion was granted and an order entered on September 16, 2008 [Docket No. 52].


(page)


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

---------------------------------------- X
In re                                    :   Chapter 11 Case No.
                                         :
Lehman Brothers Special Financing Inc.,  :    08-______(JMP)
                                         :
        Debtor.                          :
                                         :
---------------------------------------- X



EXHIBIT "C" TO VOLUNTARY PETITION

        1. Identify and briefly describe all real or personal property owned by or in possession of the debtor that, to the best of the debtor's knowledge, poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety (attach additional sheets if necessary):

                The Debtor does not believe it owns or possesses any real or personal property that poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety. To the extent the Debtor has an interest in such property, to the best of the Debtor's knowledge, the Debtor is in compliance with all applicable laws, including, without limitation, all environmental laws and regulations.

        2. With respect to each parcel of real property or item of personal property identified in question 1, describe the nature and location of the dangerous condition, whether environmental or otherwise, that poses or is alleged to pose a threat of imminent and identifiable harm to the public health or safety (attach additional sheets if necessary):

                The Debtor is not aware of any real or alleged dangerous conditions existing on or related to any real or personal property owned or possessed by the Debtor.